ANNUAL REPORT

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                               [GRAPHIC OMITTED]

                                     Global
                                 Technology Fund

                                OCTOBER 31, 1997

                        [LOGO] JOHN HANCOCK FUNDS
                               A Global Investment Management Firm

                               ------------------
                               CHAIRMAN'S MESSAGE
                               ------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.

                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*

                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*

                                 ANNE C. HODSDON
                               CHARLES L. LADNER*

                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*

                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*

                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.

                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN

                   Vice Chairman and Chief Investment Officer
                                 ANNE C. HODSDON

                               Executive President
                                 BARRY J. GORDON

                                    President
                                 JAMES B. LITTLE

                Senior Vice President and Chief Financial Officer
                                 SUSAN S. NEWTON

                          Vice President and Secretary
                               JAMES J. STOKOWSKI

                          Vice President and Treasurer
                                THOMAS H. CONNORS

                  Second Vice President and Compliance Officer

                                    CUSTODIAN

                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET

                        BOSTON, MASSACHUSETTS 02116-5072

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.

                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.

                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.

                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL

                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS

                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

DEAR FELLOW SHAREHOLDERS:

      The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.
--------------------------------------------------------------------------------

     In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

              BY BARRY GORDON AND MARC KLEE, CO-PORTFOLIO MANAGERS

                                  John Hancock
                             Global Technology Fund

               Technology stocks rebound during the last 12 months

Technology stocks turned in a strong performance for the year that ended on October 31, 1997, although the vast majority of their gains came in the latter half of the period. Decidedly out of favor from November 1996 through March 1997, many technology stocks suffered losses while the rest of the market performed well. The lone exceptions were large technology companies -- such as Cisco Systems, Intel and Microsoft -- which benefited from investors' near-insatiable appetite for large-capitalization stocks. However, the average tech stock's progress was impeded by a number of factors, including the strong U.S. dollar and questions about the strength of the U.S. economy. A strong dollar can spell double trouble for U.S.-based technology companies that derive a large portion of their earnings from overseas. First, it makes U.S. products more expensive for overseas buyers. Second, it causes a slowdown in U.S. company profit growth when foreign-denominated earnings are converted back into dollars. Back on the home front, investors worried that if the U.S. economy slowed -- which it appeared to be doing at several different points -- tech company earnings were also in danger of slowing.

But tech stocks' fortunes started to improve in April, which marked the beginning of a rally that lasted through mid-October. In our view, the reasons for the rally were two-fold. For one, the average tech stock's price to earnings ratio (a measure of how much you're paying for a company's growth) was not just attractive, it was downright compelling compared not only to many other industries, but also to their own his-

"...tech stocks' fortunes started to improve in April..."

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A 2 1/2" x 3 3/4" photo of the fund's portfolio  management team. Caption reads:
"Global Technology Fund management team (l-r) Barry Gordon, Marc Klee and Alan Lowenstein".
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                                       3

                   John Hancock Funds - Global Technology Fund

Internet-related stocks were some of the Fund's biggest winners.

--------------------------------------------------------------------------------
Chart entitled "Top Five Common Stock Holdings" at top left hand column. The chart has five listings: 1) Computer Associates International 5.2%; 2) Microsoft 4.2%; 3) Cisco Systems 4.0%; 4) Intel 3.5% ; 5)UAL Corp. 3.5 %. A footnote below
states   "As   a   percentage    of   net   assets   on   October   31,   1997."
--------------------------------------------------------------------------------
torical levels. At the same time, tech stocks were still exhibiting superior earnings growth well in excess of other sectors. The upshot was that investors essentially could buy above-average earnings growth rates for below-average valuations. Once investors started to acknowledge the bargains that could be had, smaller and mid-sized tech companies joined the party and began to outpace some larger tech stocks. The tech sector's rally was interrupted in mid-October when Intel announced lower-than-expected earnings. That cast a pall over the entire tech sector as investors worried that demand for products was slowing. Compounding the trouble were currency and economic problems in Southeast Asia, prompting investors to call into question whether tech companies could continue to post superior earnings growth.

Performance and strategy review

For the 12 months ended October 31, 1997, John Hancock Global Technology Fund's Class A and Class B shares posted total returns of 21.90% and 21.04%, respectively, at net asset value. That was in line with the 22.84% return for the average science and technology fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

      During roughly the first half of the period, we focused on high-quality, larger stocks, such as Microsoft, Intel, Compaq Computers, and United Technologies. That strategy proved to be appropriate because those types of stocks were the clear winners during that time. In fact, some -- including Microsoft and Intel -- continued their climb through the second half of the period. But as some of our large-company holdings rose to prices that we no longer felt were reasonable given their growth rates, we shifted out of some and began to look for opportunities among more attractively priced small- and mid-sized companies. That shift was rewarded when small and medium-sized companies outperformed their larger counterparts.

Leaders and laggards

Some of our biggest gainers were companies that benefited from the rising popularity of the Internet as a means of buying and selling goods and services. America Online, for example, rose more than 60% since the beginning of May as it added new subscribers and increased its advertising revenues. E*TRADE, the on-line securities trading group, rose more than 70%, as it continued to grab a larger share of brokerage activity. Restricted securities, as allowed by the Fund's prospectus, also enhanced our performance. These are investments in private companies including Globecom Systems (a satellite systems company) and N2K (an on-line distrib-

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Table  entitled  "Scorecard"  at bottom of left hand column.  The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is E*TRADE followed by an up arrow and the phrase "Rising market share of securities trading." The second listing is N2K followed by an up arrow and the phrase "Goes public." The third listing is McAfee Associates followed by a down arrow and the phrase "Wall Street frowns on acquisition." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."
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                                       4

                   John Hancock Funds - Global Technology Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1997." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 21.90% total return for John Hancock Global Technology Fund: Class A. The second represents the 21.04% total return for John Hancock Global Technology Fund:
Class B. The third represents the 22.84% total return for the Average science and technology fund. A footnote below states "Total returns for John Hancock Global Technology Fund are at net asset value with all distributions reinvested. The average science and technology fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."
--------------------------------------------------------------------------------

utor of compact discs), which had not yet gone public when we bought them. But during the period, both went public at handsome profits for the Fund.

      In addition to Intel, most of our semiconductor-related stocks -- which made up roughly 22% of the Fund's investments at the end of the period -- performed well as demand for their products remained solid throughout most of the period. Big gainers included ASM Lithography, which makes semiconductor capital equipment, chip producer VLSI Technology, and chip testing company Credence Systems. Many of our software holdings -- which represented about 23% of the Fund's investments and included Computer Associates International, Microsoft, and Electronics for Imaging -- also posted double-digit gains for the year, although they lagged some other segments of the tech sector.

      Even in the most favorable of conditions, the technology sector usually delivers some disappointments. Fortunately, our disappointments were limited. Computer virus software maker McAfee Associates suffered when Wall Street frowned on the news of the company's acquisition of a complementary company, and Ascend Communications fell on the news that it was losing market share to its competitors.

Outlook

It's important to remember that the fortunes of technology stocks are tied closely to the strength of economies worldwide. In our view, the economic and currency woes that plague Southeast Asia aren't that much of an immediate or direct concern for U.S. technology companies. Granted, prolonged problems with continued currency instability in the region could negatively affect those countries' largest trading partner Japan, which is important to U.S. tech companies' continued growth. We'll continue to monitor developments closely. But on a brighter note, other areas of the world -- namely western Europe -- look to be poised for better economic times. If the European economies do improve and the U.S. economy remains stable, it could offset any slowdown in Japan and be viewed as a positive for technology stocks. But as investors continue to sort through the issues surrounding the Asian troubles and their long-term effect on the U.S., we believe that technology stocks are likely to be volatile.

"...the fortunes of technology stocks are tied closely to the strength of economies worldwide."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                   John Hancock Funds - Global Technology Fund

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                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Technology Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

Class A share total return figures include the maximum applicable sales charge of 5%.

Class B share total return figures reflect the maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                    ONE        FIVE         TEN
                                    YEAR       YEARS       YEARS
                                    -----      ------      ------
Cumulative Total Returns            25.18%     229.76%     213.76%

Average Annual Total Returns        25.18%      26.95%      12.11%

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CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                                        SINCE
                                                         ONE          INCEPTION
                                                         YEAR          (1/3/94)
                                                         -----        ---------
Cumulative Total Returns                                 25.81%        118.02%
Average Annual Total Returns                             25.81%         23.17%

                   John Hancock Funds - Global Technology Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Global Technology Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same
$10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance. Past performance is not indicative of future results.

Global Technology Fund
Class A shares

Line chart with the heading Global Technology Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of a $10,000 hypothetical investment made in the Standard & Poors 500 Stock Index on October 31, 1987, and is equal to $48,661 as of October 31, 1997. The second line represents the value of the Global Technology Fund, before sales charge, and is equal to $40,437as of October 31, 1997. The third line represents the Global Technology Fund, after sales charge, and is equal to $38,415 as of October 31, 1997.


Global Technology Fund
Class B shares

Line chart with the heading Global Technology Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the $10,000 hypothetical investment made in the Standard & Poors 500 Stock Index on January 3, 1994 and is equal to $21,466 as of October 31, 1997. The second line represents the value of the Global Technology Fund, before sales charge, and is equal to $20,265 as of October 31, 1997. The third line represents the value of the Global Technology Fund, after sales charge, and is equal to $19,965 as of October 31, 1997.

                              --------------------
                              FINANCIAL STATEMENTS
                              --------------------

                   John Hancock Funds - Global Technology Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1997
--------------------------------------------------------------------------------

Assets:

  Investments at value - Note C:

    Common Stocks (cost - $147,962,559) .....................     $ 231,378,028
    Bonds (cost - $1,509,054) ...............................         1,549,437
    Joint repurchase agreement (cost - $16,248,000) .........        16,248,000
    Corporate savings account ...............................            20,110
                                                                  -------------
                                                                    249,195,575

  Receivable for investments sold ...........................         2,406,251
  Receivable for shares sold ................................           458,313
  Dividends receivable ......................................             3,450
  Interest receivable .......................................            15,771
  Other assets ..............................................            13,826
                                                                  -------------
                          Total Assets ......................       252,093,186
                          -----------------------------------------------------
Liabilities:

  Payable for investments purchased .........................         1,800,315
  Payable for shares repurchased ............................            74,804
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B .................................           255,884
  Accounts payable and accrued expenses .....................            62,661
                                                                  -------------
                          Total Liabilities .................         2,193,664
                          -----------------------------------------------------
Net Assets:

  Capital paid-in ...........................................       146,481,991
  Accumulated net realized gain on investments ..............        19,978,775
  Net unrealized appreciation of investments ................        83,457,539
  Accumulated net investment loss ...........................           (18,783)
                                                                  -------------
                          Net Assets ........................     $ 249,899,522
                          =====================================================
Net Asset Value Per Share:

  (Based on net assets and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
  Class A - $184,048,468/6,123,935 ..........................     $       30.05
  ==============================================================================
  Class B - $65,851,054/2,261,450 ...........................     $       29.12
  ==============================================================================

Maximum Offering Price Per Share*

  Class A - ($30.05 x 105.26%) ..............................     $       31.63
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1997
--------------------------------------------------------------------------------

Investment Income:

  Interest ...................................................     $  1,159,374
  Dividends ..................................................          180,425
                                                                   ------------
                                                                      1,339,799
                                                                   ------------
  Expenses:

    Investment management fee - Note B .......................        1,890,727
    Distribution and service fee - Note B
      Class A ................................................          536,171
      Class B ................................................          597,255
    Transfer agent fee - Note B ..............................          685,236
    Administrative fee - Note B ..............................          100,000
    Registration and filing fees .............................           59,234
    Custodian fee ............................................           59,110
    Auditing fee .............................................           28,000
    Miscellaneous ............................................           26,163
    Trustees' fees ...........................................           21,894
    Printing .................................................           20,185
    Legal fees ...............................................            5,078
                                                                   ------------
                          Total Expenses .....................        4,029,053
                          -----------------------------------------------------
                          Net Investment Loss ................       (2,689,254)
                          -----------------------------------------------------
Realized and Unrealized Gain on Investments:

  Net realized gain on investments sold ......................       33,306,242
  Change in net unrealized appreciation/depreciation
    of investments ...........................................       14,690,362
                                                                   ------------
                          Net Realized and Unrealized
                          Gain on Investments ................       47,996,604
                          -----------------------------------------------------
                          Net Increase in Net Assets
                          Resulting from Operations ..........     $ 45,307,350
                          =====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              --------------------
                              FINANCIAL STATEMENTS
                              --------------------

                   John Hancock Funds - Global Technology Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           PERIOD FROM
                                                                        YEAR ENDED      JANUARY 1, 1996 TO      YEAR ENDED
                                                                     DECEMBER 31, 1995  OCTOBER 31, 1996(1)  OCTOBER 31, 1997
                                                                     -----------------  -------------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:

  Net investment loss .............................................    ($  1,309,629)      ($  1,438,749)     ($  2,689,254)
  Net realized gain on investments sold ...........................       13,461,306          10,184,343         33,306,242
  Change in net unrealized appreciation/depreciation of investments       13,067,131           2,282,873         14,690,362
                                                                       -------------       -------------      -------------
    Net Increase in Net Assets Resulting from Operations ..........       25,218,808          11,028,467         45,307,350
                                                                       -------------       -------------      -------------
Distributions to Shareholders:

  Distributions from net realized gain on investments sold

    Class A - ($1.6414, none and $1.2268 per share, respectively) .       (9,890,377)                 --         (7,748,777)
    Class B - ($1.6414, none and $1.2268 per share, respectively) .       (2,261,154)                 --         (2,500,738)
                                                                       -------------       -------------      -------------
      Total Distributions to Shareholders .........................      (12,151,531)                 --        (10,249,515)
                                                                       -------------       -------------      -------------
From Fund Share Transactions - Net: * .............................      116,170,259          15,175,733         (2,117,351)
                                                                       -------------       -------------      -------------
Net Assets:

  Beginning of period .............................................       61,517,302         190,754,838        216,959,038
                                                                       -------------       -------------      -------------
  End of period (including accumulated net investment loss
    of none, $11,949 and $18,783, respectively) ...................    $ 190,754,838       $ 216,959,038      $ 249,899,522
                                                                       =============       =============      =============

*     Analysis of Fund Share Transactions:

                                                                                                               PERIOD FROM
                                                    YEAR ENDED               JANUARY 1, 1996 TO                YEAR ENDED
                                                 DECEMBER 31, 1995          OCTOBER 31, 1996 (1)             OCTOBER 31, 1997
                                            --------------------------  ----------------------------   ----------------------------
                                              SHARES        AMOUNT         SHARES         AMOUNT          SHARES          AMOUNT
                                            ----------   -------------  ------------   -------------   ------------   -------------
CLASS A

   Shares sold ............................  3,475,266   $  84,847,624     5,635,772   $ 142,521,461      8,298,098   $ 225,310,630
   Shares issued in reorganization - Note E  2,736,868      75,930,600            --              --             --              --
   Shares issued to shareholders in
     reinvestment of distributions ........    326,658       8,057,488            --              --        234,834       6,232,474
                                            ----------   -------------  ------------   -------------   ------------   -------------
                                             6,538,792     168,835,712     5,635,772     142,521,461      8,532,932     231,543,104
   Less shares repurchased ................ (3,139,612)    (76,326,307)   (5,524,587)   (140,513,358)  (240,557,015)
                                            ----------   -------------  ------------   -------------   ------------   -------------
   Net increase (decrease) ................  3,399,180   $  92,509,405       111,185   $   2,008,103       (311,914)  ($  9,013,911)
                                            ==========   =============  ============   =============   ============   =============
CLASS B

   Shares sold ............................  2,136,672   $  52,751,817     1,386,160   $  33,871,394      1,368,919   $  37,796,650
   Shares issued in reorganization - Note E     21,055         576,404            --              --             --              --
   Shares issued to shareholders in
     reinvestment of distributions ........     83,607       2,026,634            --              --         84,278       2,180,266
                                            ----------   -------------  ------------   -------------   ------------   -------------
                                             2,241,334      55,354,855     1,386,160      33,871,394      1,453,197      39,976,916
   Less shares repurchased ................ (1,283,970)    (31,694,001)     (849,036)    (20,703,764)    (1,213,498)    (33,080,356)
                                            ----------   -------------  ------------   -------------   ------------   -------------
   Net increase ...........................    957,364   $  23,660,854       537,124   $  13,167,630        239,699   $   6,896,560
                                            ==========   =============  ============   =============   ============   =============



(1) Effective October 31, 1996, the fiscal period end changed from December 31 to October 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              --------------------
                              FINANCIAL STATEMENTS
                              --------------------

                   John Hancock Funds - Global Technology Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,            PERIOD FROM      YEAR ENDED
                                                          ------------------------------------------ JANUARY 1, 1996 TO  OCTOBER 31,
                                                           1992        1993      1994         1995   OCTOBER 31, 1996(7)   1997
                                                          -------     -------   -------     -------- ------------------  -----------
CLASS A

Per Share Operating Performance

Net Asset Value, Beginning of Period ...................  $ 15.60     $ 14.94   $ 17.45     $  17.84       $  24.51     $  25.79
                                                          -------     -------   -------     --------       --------     --------
Net Investment Loss ....................................    (0.15)(2)   (0.21)    (0.22)(1)    (0.22)(1,2)    (0.14)(1)    (0.27)(1)
Net Realized and Unrealized Gain on Investments,
  Options and Foreign Currency Transactions ............     1.00        4.92      1.87         8.53           1.42         5.76
                                                          -------     -------   -------     --------       --------     --------
    Total from Investment Operations ...................     0.85        4.71      1.65         8.31           1.28         5.49
                                                          -------     -------   -------     --------       --------     --------

Less Distributions:

Distributions from Net Realized Gain on Investments
  Sold, Options and Foreign Currency Transactions ......    (1.51)      (2.20)    (1.26)       (1.64)            --        (1.23)
                                                          -------     -------   -------     --------       --------     --------
    Total Distributions ................................    (1.51)      (2.20)    (1.26)       (1.64)            --        (1.23)
                                                          -------     -------   -------     --------       --------     --------
Net Asset Value, End of Period .........................  $ 14.94     $ 17.45   $ 17.84     $  24.51       $  25.79     $  30.05
                                                          =======     =======   =======     ========       ========     ========
Total Investment Return at Net Asset Value (6) .........     5.70%      32.06%     9.62%       46.53%          5.22%(9)    21.90%
Total Adjusted Investment Return at Net Asset Value (6).     5.53%(3)      --        --        46.41%(3)         --           --

Ratios and Supplemental Data

Net Assets, End of Period (000s omitted) ...............  $32,094     $41,749   $52,193     $155,001       $166,010     $184,048
Ratio of Expenses to Average Net Assets ................     2.05%(2)    2.10%     2.16%        1.67%(2)       1.57%(8)     1.51%
Ratio of Net Investment Loss  to Average Net Assets ....    (0.88%)(2)  (1.49%)   (1.25%)      (0.89%)(2)     (0.68%)(8)   (0.95%)
Portfolio Turnover Rate ................................       76%         86%       67%          70%            64%         104%
Average Brokerage Commission Rate (10) .................      N/A         N/A       N/A          N/A       $ 0.0685     $ 0.0628

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              --------------------
                              FINANCIAL STATEMENTS
                              --------------------

                   John Hancock Funds - Global Technology Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,      PERIOD FROM       YEAR ENDED
                                                                      --------------------    JANUARY 1, 1996 TO    OCTOBER 31,
                                                                       1994         1995      OCTOBER 31, 1996(7)      1997
                                                                      ------       -------    -------------------   -----------
CLASS B(4)

Per Share Operating Performance

Net Asset Value, Beginning of Period ...............................  $17.24(5)    $ 17.68         $ 24.08            $ 25.20
                                                                      ------       -------         -------            -------
Net Investment Loss (1) ............................................   (0.35)        (0.39)(2)       (0.28)             (0.45)
Net Realized and Unrealized Gain on Investments and Options ........    2.05          8.43            1.40               5.60
                                                                      ------       -------         -------            -------
  Total from Investment Operations .................................    1.70          8.04            1.12               5.15
                                                                      ------       -------         -------            -------
Less Distributions:

Distributions from Net Realized Gain on Investments Sold and Options   (1.26)        (1.64)             --              (1.23)
                                                                      ------       -------         -------            -------
Net Asset Value, End of Period .....................................  $17.68       $ 24.08         $ 25.20            $ 29.12
                                                                      ======       =======         =======            =======
Total Investment Return at Net Asset Value (6) .....................   10.02%(9)     45.42%           4.65%(9)          21.04%
Total Adjusted Investment Return at Net Asset Value (6) ............      --         45.30%(3)          --                 --

Ratios and Supplemental Data

Net Assets, End of Period (000s omitted) ...........................  $9,324       $35,754         $50,949            $65,851
Ratio of Expenses to Average Net Assets ............................    2.90%(8)      2.41%(2)        2.27%(8)           2.21%
Ratio of Net Investment Loss to Average Net Assets .................   (1.98%)(8)    (1.62%)(2)      (1.38%)(8)         (1.65%)
Portfolio Turnover Rate ............................................      67%           70%             64%               104%
Average Brokerage Commission Rate (10) .............................     N/A           N/A         $0.0685            $0.0628

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Reflects voluntary fee reductions and expense limitations in effect during the years ended December 31, 1995, and 1992. As a result of such fee reductions, expenses of Class A and Class B shares of the Fund for 1995 reflect reductions of $0.02 and $0.03 per share, respectively. Absent such reductions, for 1995, the ratio of expenses to average net assets would have been 1.79% and 2.53% for Class A and Class B shares, respectively and the ratio of net investment loss to average net assets would have been (1.01%) and (1.74%) for Class A and Class B shares, respectively. As a result of such limitations, expenses of the Fund for Class A shares of the Fund for 1992 reflect reductions of $0.03 per share. Absent such limitations for 1992, the ratio of expenses to average net assets would have been 2.22% and the ratio of net investment loss to average net assets would have been (1.05%).
(3) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.
(4)   Class B shares commenced operations on January 3, 1994.
(5)   Initial price to commence operations.
(6) Assumes dividend reinvestment and does not reflect the effect of sales charge.
(7) Effective October 31, 1996 the fiscal period changed from December 31 to October 31.
(8)   On an annualized basis.
(9)   Not annualized.
(10) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              --------------------
                              FINANCIAL STATEMENTS
                              --------------------

                   John Hancock Funds - Global Technology Fund

Schedule of Investments
October 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Technology Fund on October 31, 1997. It's divided into three main categories: common stocks, bonds and short-term investments. The stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

COMMON STOCK

Aerospace / Aircraft Equipment (2.10%)

  United Technologies Corp. ..........................     75,000  $   5,250,000
                                                                   -------------
Business Services - Misc (0.03%)

  Securacom, Inc.* ...................................      9,200         86,250
                                                                   -------------
Computer - Graphics (3.07%)

  Cadence Design Systems, Inc.* ......................    140,000      7,455,000
  Viisage Technology, Inc.* ..........................     27,000        226,125
                                                                   -------------
                                                                       7,681,125
                                                                   -------------
Computer - Integrated Systems (1.84%)

  Oracle Corp.* ......................................    129,000      4,615,775
                                                                   -------------
Computer - Local Networks (5.58%)

  Ascend Communications, Inc.* .......................     99,000      2,673,000
  Cisco Systems, Inc.* ...............................    120,000      9,843,744
  Netcom On-Line Communication  Services, Inc.* ......     75,000      1,425,000
                                                                   -------------
                                                                      13,941,744
                                                                   -------------
Computer - Memory Devices (4.34%)

  EMC Corp.* .........................................    150,000      8,400,000
  Network Appliance, Inc.* ...........................     48,700      2,447,175
                                                                   -------------
                                                                      10,847,175
                                                                   -------------
Computer - Mini / Macro (3.49%)

  Compaq Computer Corp.* .............................     90,000      5,737,500
  Dell Computer Corp.* ...............................     10,900        873,362
  Quantum Corp. * ....................................     66,500      2,103,062
                                                                   -------------
                                                                       8,713,924
                                                                   -------------
Computer - Peripheral Equipment (2.91%)

  Adaptec, Inc.* .....................................    150,000      7,265,625
                                                                   -------------
Computer - Services (7.73%)

  America Online, Inc.* ..............................     75,000      5,775,000
  Data Dimensions, Inc.* .............................    108,000      2,916,000
  E*TRADE Group, Inc.* ...............................    130,000      4,013,750
  Mercury Interactive Corp. * ........................    105,000      2,362,500
  N2K, Inc.* (r) .....................................    167,965      3,977,621
  N2K, Inc.* .........................................     10,000        263,125
                                                                   -------------
                                                                      19,307,996
                                                                   -------------
Computer - Software (23.23%)

  BEA Systems, Inc.* .................................    161,500      2,180,250
  Best Software, Inc.* ...............................     14,000        145,250
  Computer Associates International, Inc. ............    175,000     13,048,437
  Electronics for Imaging, Inc.* .....................    120,000      5,610,000


  HNC Software, Inc.* ................................     75,000      2,775,000
  Information Management Associates, Inc.* ...........    130,000      1,592,500
  Keane, Inc.* .......................................    100,000      2,962,500
  McAfee Associates, Inc.* ...........................    115,000      5,721,250
  Microsoft Corp.* ...................................     80,000     10,400,000
  Novadigm, Inc. * ...................................     65,000        341,250
  Parametric Technology Corp.* .......................    125,000      5,515,625
  QAD, Inc. ..........................................     12,700        179,388
  Saville Systems Ireland PLC* American
    Depositary Receipts (ADR) (Ireland) ..............     55,000      3,286,250
  Sybase, Inc.* ......................................    100,000      1,631,250
  Viasoft, Inc.* .....................................     65,000      2,665,000
                                                                   -------------
                                                                      58,053,950
                                                                   -------------
Electronics - Components Misc. (0.98%)

  International Manufacturing  Services, Inc.* .......     12,000        130,500
  Sawtek, Inc.* ......................................     68,100      2,315,400
                                                                   -------------
                                                                       2,445,900
                                                                   -------------
Electronics - Measuring Instruments (0.31%)

  Faro Technologies, Inc.* ...........................     56,300        767,088
                                                                   -------------

Electronics - Products Misc. (0.47%)

  Faroudja, Inc. .....................................     50,000        450,000
  Microwave Power Devices, Inc.* .....................    100,000        725,000
                                                                   -------------
                                                                       1,175,000
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              --------------------
                              FINANCIAL STATEMENTS
                              --------------------

                   John Hancock Funds - Global Technology Fund

                                                                       MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES    VALUE
-------------------                                 ----------------    -----

Electronics - Semiconductor Components (19.32%)

  Altera Corp.* ......................................    120,000  $   5,325,000
  Analog Devices, Inc.* ..............................    176,666      5,399,355
  Applied Materials, Inc.* ...........................    190,000      6,341,250
  ASM Lithography Holding N.V.*
   (Netherlands) .....................................     35,100      2,571,075
  Credence Systems Corp.* ............................    100,000      2,950,000
  Galileo Technology Ltd.* (Israel) ..................      1,400         48,125
  Intel Corp. ........................................    115,000      8,855,000
  KLA-Tencor Corp.* ..................................     80,000      3,515,000
  National Semiconductor Corp.* ......................     61,500      2,214,000
  PRI Automation, Inc.* ..............................     95,000      3,633,750
  Ramtron International Corp.* .......................    175,000      1,159,375
  Veeco Instruments Inc.* ............................     60,000      2,377,500
  VLSI Technology, Inc.* .............................    120,000      3,555,000
  Xilinx, Inc.* ......................................     10,000        341,250
                                                                   -------------
                                                                      48,285,680
                                                                   -------------
Instruments - Scientific (0.75%)

  Thermo Electron Corp.* .............................     50,000      1,865,625
                                                                   -------------
Retail / Wholesale - Computers (0.28%)

  Southern Electronics Corp.* ........................     42,100        694,650
                                                                   -------------
Telecommunications (2.28%)

  China Telecom Ltd.* (ADR) (China) ..................     10,200        330,225
  Nextel Communications, Inc. (Class A)* .............    100,000      2,625,000
  Primus Telecommunications Group, Inc.*(r)  .........    236,670      2,754,247
                                                                   -------------
                                                                       5,709,472
                                                                   -------------
Telecom - Equipment (8.04%)

  DSC Communications Corp. ...........................     80,000      1,950,000
  Globecomm Systems Inc. (r) .........................    208,706      3,216,674
  Intelect Communications System*  (Bermuda) .........    250,000      2,437,500
  Newbridge Networks Corp.* (Canada) .................     75,000      3,975,000
  PairGain Technologies, Inc.* .......................    110,000      3,107,500
  Tellabs, Inc.* .....................................    100,000      5,400,000
                                                                   -------------
                                                                      20,086,674
                                                                   -------------
Transport - Airline (5.84%)

  AMR Corp.* .........................................     50,000      5,821,875
  UAL Corp.* .........................................    100,000      8,762,500
                                                                   -------------
                                                                      14,584,375
                                                                   -------------

                         TOTAL COMMON STOCKS
                         (Cost $147,962,559)              (92.59%)   231,378,028
                                                          -------  -------------

                                                          PAR VALUE
                                      INTEREST    S&P       (000s     MARKET
ISSUER, DESCRIPTION                     RATE    RATING**   OMITTED)    VALUE
-------------------                     ----    --------   --------    -----

BONDS

Aerospace / Aircraft (0.08%)
  Aeronca, Inc., (r)
    Conv Sub Deb 01-31-00 ...........  12.50%     NR         $252       $189,000
                                                                    ------------

Computer - Software (0.30%)
  Pretty Good Privacy, Inc., (r)
    Promissory Note 9-11-25 .........  12.00      NR          750        750,000
                                                                    ------------

Transport - Airline (0.24%)
  Northwest Airlines, Inc.,
    Sr Note 12-31-00 ................  12.09      BB-          40         40,637

  Piedmont Aviation Inc.,
    Equip Tr Cert 1988 Ser F
     03-28-09 .......................  10.35      B+          500        569,800
                                                                    ------------
                                                                         610,437
                                                                    ------------
                                     TOTAL BONDS
                               (Cost $1,509,054)           (0.62%)     1,549,437
                                                          ------    ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.50%)
  Investment in a joint repurchase
    agreement transaction with
    Aubrey G. Lanston & Co. -
    Dated 10-31-97, Due
    11-03-97 (Secured by U.S.
    Treasury Notes, 5.00% thru
    9.25% Due 02-28-98 thru
    04-30-02) - Note A ..............  5.68%               16,248     16,248,000
                                                                    ------------

  Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.95%                                                    20,110
                                                                    ------------
                TOTAL SHORT-TERM INVESTMENTS               (6.50%)    16,268,110
                                                          ------    ------------
                           TOTAL INVESTMENTS              (99.72%)  $249,195,575
                                                          ======    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              --------------------
                              FINANCIAL STATEMENTS
                              --------------------

                   John Hancock Funds - Global Technology Fund

                        NOTES TO SCHEDULE OF INVESTMENTS

(r) Direct placement securities which are restricted to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on each restricted security is as follows:

                                                                      MARKET
                                                                     VALUE AS A    MARKET
                                                                     PERCENTAGE    VALUE AT
                                         ACQUISITION    ACQUISITION  OF FUND'S   OCTOBER 31,
SECURITY                                     DATE           COST     NET ASSETS     1997
--------                                 -----------    -----------  ----------  ----------
Aeronca, Inc. -
    Bonds ..............................    02-01-96    $   240,000    0.08%    $   189,000

Globecomm Systems, Inc. -
    Common Stock .......................    03-30-95        500,000
                                            12-17-96      1,000,000    1.29       3,216,674
N2K, Inc. -
    Common Stock .......................    11-14-91        940,604    1.59       3,977,621

Primus Telecommunications
    Group, Inc. -
    Common Stock .......................    10-30-95        500,000
                                            01-23-96        240,000    1.10       2,754,247
Pretty Good Privacy, Inc. -
    Note ...............................    09-11-97        750,000    0.30         750,000
                                                                       ----     -----------
                                   TOTAL                               4.36%    $10,887,542
                                                                       ====     ===========

*     Non-income producing security.

**    Credit ratings are unaudited.

NR Not Rated by either Standard & Poor's or Moody's Investors Services.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          -----------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                   John Hancock Funds - Global Technology Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Global Technology Fund (the "Fund") and John Hancock Emerging Growth Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to achieve long-term capital growth by investing principally in equity securities of foreign and U.S. companies that rely extensively on technology in their product development or operations.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a

                          -----------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                   John Hancock Funds - Global Technology Fund

specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Advisor in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended October 31, 1997.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

      The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

                          -----------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                   John Hancock Funds - Global Technology Fund

      Written options transactions for the year ended October 31, 1997 were as follows:

OUTSTANDING, BEGINNING OF PERIOD                        -      $    -
                                                      ----      -------
    OPTIONS WRITTEN                                    300       78,750
    OPTIONS EXCERCISED                                (300)     (78,750)
                                                      ----      -------
OUTSTANDING, END OF PERIOD                              -      $    -
                                                      ====      =======

NOTE B --

MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of the sub-adviser. The Adviser has a sub-investment management contract with American Fund Advisors, Inc. (the "Sub-Adviser"), under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions. Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $100,000,000. The Adviser pays the Sub-Adviser a monthly management fee, equivalent on an annual basis, to the sum of (a) 0.35% of the first $100,000,000 of the Fund's average daily net asset value and (b) 40% of the investment advisory fee received by the Adviser on amounts over $100,000,000. The Fund pays a monthly administrative fee at the rate of $100,000 per annum to the Adviser for performance of administrative services to the Fund.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $244,784. Out of this amount, $38,371 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $136,344 was paid as sales commissions to unrelated broker-dealers and $70,069 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors") Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $235,888.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of The Berkeley Financial Group. The Fund pays the transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and Mr. Barry J. Gordon is a director and officer of the Sub-Adviser. The compensation of unaffiliated Directors is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applic-

                          -----------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                   John Hancock Funds - Global Technology Fund

able, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,687.

NOTE C --

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1997, aggregated $225,811,878 and $239,011,274, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1997.

      The cost of investments owned at October 31, 1997 (including the joint repurchase agreement), for federal income tax purposes was $166,163,216. Gross unrealized appreciation and depreciation of investments aggregated $95,456,345 and $12,444,096, respectively, resulting in net unrealized appreciation of $83,012,249.

NOTE D --

RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $13,262,295, a decrease in accumulated net investment loss of $2,682,420 and an increase in capital paid-in of $10,579,875. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the use of tax equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E ---

REORGANIZATION

On July 19, 1995, the shareholders of the John Hancock National Aviation and Technology Fund (JHNA&T) approved of a plan of reorganization between JHNA&T and the Fund providing for the transfer of substantially all of the assets and liabilities of JHNA&T to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for a tax free exchange of 2,736,868 Class A shares, and 21,055 Class B shares of John Hancock Global Technology Fund for the net assets of JHNA&T,which amounted to $75,930,600 and $576,404 for Class A and Class B shares, respectively, including $41,806,567 of unrealized appreciation, after the close of business at July 28, 1995. The aggregate net assets of the Fund and JHNA&T immediately before the acquisition were $117,123,530 and $75,507,004 for Class A and Class B, respectively. The aggregate net assets of the Fund and JHNA&T immediately after the merger were $193,630,533.

                   John Hancock Funds - Global Technology Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Series Trust --
John Hancock Global Technology Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Global Technology Fund (the "Fund"), one of the portfolios constituting John Hancock Series Trust, as of October 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for each of the indicated periods prior to the year ended October 31, 1997 were audited by other auditors whose report dated December 12, 1996 expressed an unqualified opinion on those statements and financial highlights.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers, and other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Global Technology Fund portfolio of John Hancock Series Trust at October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
December 15, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its taxable year ended October 31, 1997.

      The Fund has designated distributions to shareholders of $18,102,032 as a capital gain dividend. All of this amount is subject to a 28% tax rate.

      Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998 representing their proportionate share.

                   John Hancock Funds - Global Technology Fund

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)

On November 1,1996, Price Waterhouse LLP ("Price Waterhouse") resigned as the independent accountant of the John Hancock Global Technology Fund (the "Fund") and Ernst & Young LLP ("Ernst & Young") was then selected as the Fund's independent auditor. The Fund's selection of Ernst & Young as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

      The reports on the financial statements prepared by Price Waterhouse for the fiscal year ended December 31, 1995 and for the period from January 1, 1996 to October 31, 1996 for the Fund did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's two most recent fiscal periods and up to and including November 1, 1996, there were no disagreements between the Company and Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Price Waterhouse would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

                                      -----
                                      NOTES
                                      -----

                   John Hancock Funds - Global Technology Fund

                                      -----
                                      NOTES
                                      -----

                   John Hancock Funds - Global Technology Fund

                                      -----
                                      NOTES
                                      -----

                   John Hancock Funds - Global Technology Fund

 [LOGO] JOHN HANCOCK FUNDS
 A Global Investment Management Firm
                                                                   -------------
                                                                     Bulk Rate
                                                                  U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                           PAID
1-800-225-5291 1-800-554-6713 (TDD)                                Randolph, MA
INTERNET: www.jhancock.com/funds                                   Permit No. 75
                                                                   -------------

--------------------------------------------------------------------------------
      This report is for the information of shareholders of the John Hancock Global Technology Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.



[Recycle Logo]                                                       8300A 10/97
                                                                           12/97

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                    Emerging
                                  Growth Fund

                                OCTOBER 31, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================================================================

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS

                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer

                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer

                                 ANNE C. HODSDON
                                    President

                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer

                                 SUSAN S. NEWTON
                          Vice President and Secretary

                               JAMES J. STOKOWSKI
                          Vice President and Treasurer

                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER

                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

--------------------------------------------------------------------------------
                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

   The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

   The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.
--------------------------------------------------------------------------------

   In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

   We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                   BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock
                              Emerging Growth Fund

                 Small-company stocks emerge as market's leaders

Small-company growth stocks staged an impressive comeback over the last 12 months, with the second half of the fiscal year proving to be far more rewarding than the first. As the extended bull market galloped ahead from October 1996 to roughly March 1997, it rushed right past most small-company growth stocks. During that period, large-company stock prices moved ever higher, thanks in large part to a strong global economy and growing corporate earnings.

   But the onset of spring marked a turning point for small-company stocks, and they slowly began to elbow larger-company stocks off the leader board. Small caps' fortunes were bolstered by a number of developments. First, many observers began to view large company stocks as expensive given several years of record gains. Second, the strong U.S. dollar took a toll on many large, multi-national companies whose overseas earnings were curtailed. Furthermore, the reduction in the capital gains tax made small caps -- which create most of their value through capital gains -- more appealing in the eyes of many investors. Small stocks continued their climb right until the last weeks of October, when trouble in many Southeastern Asian markets spilled over into the U.S. That set off a wave of selling of small- and large-company stocks alike.

A year of adjustments

During the past fiscal year, we made a number of strategic moves in order to assure that John Hancock Emerging Growth Fund was adhering to its small-company focus, and to make the portfolio's size more manageable. First, we sold stocks

                                                                         "Small-
                                                                         company
                                                                          growth
                                                                          stocks
                                                                       staged an
                                                                      impressive
                                                                    comeback..."

--------------------------------------------------------------------------------
A 2 1/2" x 3 3/4" photo of the portfolio management team at bottom right. Caption reads "Bernice S. Behar (center) and Fund management team members Ben Hock (l) and Andrew Slabin (r)".
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1)Philip Services 1.2 % 2) National Oilwell 1.1%
3) Level One Communications 1.1% 4) Network Appliance 1.1% 5) Heftel Broadcasting 1.0%. A footnote below reads "As a percentage of net assets on October 31, 1997"
--------------------------------------------------------------------------------

"During the
past fiscal
year, we
made a
number of
strategic
moves..."

that had, thanks to the stock market's unprecedented bull run, reached market capitalizations where they could no longer be considered small companies. Not only did we lock in profits by selling our larger and mid-cap holdings at a time when their stock prices were strong, but we also benefited from reinvesting the proceeds from those sales into small-company stocks, which, as we pointed out earlier, did quite well during the summer and fall.

   Many of the larger positions we sold fell into the data networking category. In addition to their big capitalizations, our stake in them had grown quite large. Furthermore, we expected weakening demand and lower prices for their networking products and services. That's exactly what happened by summer, so we dodged the sell-off.

   Part of our strategy also involved eliminating a number of our smallest holdings that we felt were too insignificant to add to the Fund's performance in a meaningful way. The end result of the restructuring work is that the Fund now has a more manageable number of holdings that are in line with its stated investment objective. Despite the cutback in holdings, the Fund not only remains diversified, but in fact is now better diversified than before. That's because the Fund has far greater balance and is less vulnerable to adverse developments among its top holdings.

Performance

The combination of the Fund's restructuring and the small-company stock rebound in the second half of the period had a decidedly positive effect on performance. Indeed, we achieved all of our 12-month gains in the second half of the fiscal year alone, when the Fund's Class A and Class B shares returned 38.44% and 37.96%, respectively, at net asset value. Those returns outpaced the average small-company growth fund's return of 36.60% for the same six-month period ended October 31, 1997, according to Lipper Analytical Services, Inc.1 In that time, the Russell 2000 Index, a broad measure of small-company stock performance, returned 26.31%. That strong advancement allowed us to overcome our first half losses and post strong results for the year. For the 12 months ended October 31, 1997, the Fund's Class A and Class B shares had total returns of 23.35% and 22.44%, respectively, at net asset value, compared to the 26.45% return of the average small-company growth fund, according to Lipper. For the same period, the Russell 2000 Index return of 27.22%. Please see pages six and seven for longer-term performance information.

Winners and losers

Our best performers during the year were spread across a broad range of industry sectors. A strong global demand for energy boosted Maverick Tube

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Heftel
Broadcasting followed by an up arrow and the phrase "Rising advertising revenues." The second listing is Stage Stores followed by an up arrow and the phrase "Healthy consumer spending." The third listing is Zoran followed by a down arrow and the phrase "Disappointing earnings report." Footnote below reads:
"See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------


                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1997." The chart is scaled in increments of 10% from bottom to top, with 30% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 23.35% total return for the John Hancock Emerging Growth Fund: Class A. The second represents the 22.44% total return for the John Hancock Emerging Growth
Fund: Class B. The third represents the 26.45% total return for the average small company growth fund. A footnote below reads: "The total returns for John Hancock Emerging Growth Fund are at net asset value with all distributions reinvested. The average small company growth fund is tracked by Lipper Analytical Services, Inc. (1) See following two pages for historical performance information."
--------------------------------------------------------------------------------

Total returns for John Hancock Emerging Growth Fund are at net asset value with all distributions reinvested. The average small-company growth fund is tracked by Lipper Analytical Services, Inc.(1) See the following two pages for historical performance information.


and National Oil, which manufactures equipment used in the petroleum industry. Another winner was Spanish-language radio broadcaster Heftel Broadcasting, which benefited from higher advertising revenues. Our retail holdings, which are focused on companies that serve small-town America, also performed quite well. Sporting-goods retailer Hibbett's and department store company Stage Stores benefited from healthy consumer spending and the low cost of its store leases. We also saw our share of winners in industries that typically aren't thought of as high-growth sectors. Two examples were Philip Services, which recycles waste products for resale to industry, and ITEQ, which manufactures air pollution control systems. Finally, E*TRADE Group continued to post strong earnings as its share of the on-line security trading business grew.

   Our technology holdings, which were focused in the software and semiconductor industries in the second half of the period, proved to be a mixed bag. Aspect Development, which makes client server-based enterprise software used in the manufacturing process; and semiconductor chip maker Semtech showed nice gains for the year, although they faltered a bit with the Asian "flu." But Zoran, which develops integrated circuits for digital video and audio, was a disappointment when it stumbled on news of lower-than-expected earnings.

Outlook and strategy

Despite their recent gains, we think that small-company stock prices remain attractive. Historically speaking, small-company stock prices peak when they sell for roughly twice that of larger companies. At the end of the period, small-company stocks were selling at roughly 1.2 times that of larger companies. In our view, that suggests that the smaller names still have room to post further gains. Of course, the overall global economic picture, and its impact on the U.S. economy, will likely play a large role in the fortunes of all stocks. At present, it appears that investors are still trying to grapple with what the currency and economic uncertainty in Asia will mean for the U.S. economy and stock prices. Some observers believe that the trouble in Southeast Asia may be a positive for small-company stocks, since they tend to do most of their business in the United States rather than overseas. But until these issues are sorted through, we believe it's likely that the market will be volatile.

"...small-
company
stock prices
remain
attractive."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1)Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                    John Hancock Funds - Emerging Growth Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Emerging Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

Class A share total return figures include the maximum applicable sales charge of 5%.

Class B share total return figures reflect the maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                                SINCE
                                          ONE       FIVE      INCEPTION
                                         YEAR       YEARS     (8/22/91)
                                         ----       -----     ---------
Cumulative Total Returns                20.49%     166.84%     185.63%
Average Annual Total Returns            20.49%      21.69%      18.75%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                              ONE        FIVE        TEN
                                              YEAR       YEARS      YEARS
                                              ----       -----      -----
Cumulative Total Returns                     20.92%     168.31%     602.92%
Average Annual Total Returns                 20.92%      21.82%      21.70%

================================================================================

                    John Hancock Funds - Emerging Growth Fund

The charts on the right show how much a $10,000 investment in the John Hancock Emerging Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks used to measure stock market performance. In addition, the Fund is compared to both the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index that contains Russell 2000 Index stocks with a greater-than-average growth orientation. For future reports the Adviser has chosen to remove the Standard & Poor's 500 Stock Index, but will continue to compare the Fund's performance to the broad-based Russell 2000 Index as well as the Russell 2000 Growth Index, which more closely represents the investment strategy of the Fund.


Emerging Growth Fund
Class A shares

Line chart with the heading Emerging Growth Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are five lines. The first line represents the value of the Emerging Growth Fund, before sales charge, and is equal to $27,924 as of October 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Standard & Poor's 500 Stock Index on August 22, 1991, and is equal to $27,730 as of October 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Russell 2000 Index on August 22, 1991, and is equal to $27,662 as of October 31, 1997. The fourth line represents the value of the Emerging Growth Fund, after sales charge, and is equal to $26,528 as of October 31, 1997. The fifth line represents the value of the hypothetical $10,000 investment made in the Russell 2000 Growth Index on August 22, 1991, and is equal to $23,046 as of October 31, 1997.

Emerging Growth Fund
Class B shares

Line chart with the heading Emerging Growth Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Emerging Growth Fund, before sales charge, and is equal to $65,229 as of October 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Standard & Poor's 500 Stock Index on October 29, 1987, and is equal to $38,182 as of October 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Russell 2000 Index on October 31, 1987, and is equal to $30,354 as of October 31, 1997. The fourth line represents the value of the hypothetical $10,000 investment made in the Russell 2000 Growth Index on October 31, 1987, and is equal to $25,074 as of October 31, 1997.


* No contingent deferred sales charge applicable.

================================================================================

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks, preferred stocks and units
     (cost - $440,755,073) .....................................   $673,227,258
   Joint repurchase agreement (cost - $8,368,000) ..............      8,368,000
   Corporate savings account ...................................            316
                                                                  -------------
                                                                    681,595,574
  Receivable for investments sold ..............................      7,341,887
  Receivable for shares sold ...................................        397,463
  Dividends receivable .........................................        226,330
  Interest receivable ..........................................          1,833
  Other assets .................................................         81,249
                                                                  -------------
                    Total Assets ...............................    689,644,336
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ............................      5,822,067
  Payable for shares repurchased ...............................      1,042,197
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B .....................................        692,315
  Accounts payable and accrued expenses ........................        109,910
                                                                  -------------
                    Total Liabilities ..........................      7,666,489
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ..............................................    305,204,846
  Accumulated realized gain on investments and
   foreign currency transactions ...............................    144,354,025
  Net unrealized appreciation of investments and
   foreign currency transactions ...............................    232,475,148
  Accumulated net investment loss ..............................        (56,172)
                                                                  -------------
                    Net Assets .................................   $681,977,847
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
  Class A - $209,383,978/4,238,791 .............................         $49.40
  =============================================================================
  Class B - $472,593,869/10,078,256 ............................         $46.89
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($49.40 x 105.26%) .................................         $52.00
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1997

--------------------------------------------------------------------------------

Investment Income:
  Dividends ....................................................     $2,941,630
  Interest .....................................................      1,967,488
                                                                  -------------
                                                                      4,909,118
                                                                  -------------
  Expenses:
   Investment management fee - Note B ..........................      5,110,454
   Distribution and service fee - Note B
     Class A ...................................................        570,784
     Class B ...................................................      4,429,224
   Transfer agent fee - Note B .................................      1,416,204
   Custodian fee ...............................................        203,897
   Financial services fee - Note B .............................        125,076
   Registration and filing fees ................................         75,104
   Trustees' fees ..............................................         63,258
   Auditing fee ................................................         42,450
   Miscellaneous ...............................................         27,513
   Interest expense - Note A ...................................         22,389
   Printing ....................................................         18,470
   Legal fees ..................................................         14,046
                                                                  -------------
                    Total Expenses .............................     12,118,869
                    -----------------------------------------------------------
                    Net Investment Loss ........................     (7,209,751)
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold and foreign
   currency transactions .......................................    228,690,007
  Change in net unrealized appreciation/depreciation
   of investments ..............................................    (79,544,986)
  Change in net unrealized appreciation/depreciation
   on foreign currency transactions ............................         (1,103)
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments ........................    149,143,918
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..................   $141,934,167
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                            -----------------------------
                                                                                 1996            1997
                                                                            -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ...................................................    ($8,693,751)    ($7,209,751)
   Net realized gain on investments sold and foreign currency transactions     20,303,665     228,690,007
   Change in net unrealized appreciation/depreciation of investments .....     66,455,826     (79,546,089)
                                                                            -------------   -------------
     Net Increase in Net Assets Resulting from Operations ................     78,065,740     141,934,167
                                                                            -------------   -------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - (none and $0.8455 per share, respectively) ................             --      (4,419,042)
     Class B - (none and $0.8455 per share, respectively) ................             --      (9,530,032)
                                                                            -------------   -------------
     Total Distributions to Shareholders .................................             --     (13,949,074)
                                                                            -------------   -------------
From Fund Share Transactions - Net: * ....................................     18,740,400    (115,772,143)
                                                                            -------------   -------------
Net Assets:
   Beginning of period ...................................................    572,958,757     669,764,897
                                                                            -------------   -------------
   End of period (including accumulated net investment loss
     of $36,404 and $56,172, respectively) ...............................   $669,764,897    $681,977,847
                                                                            =============   =============

*Analysis of Fund Share Transactions:

                                                                                         YEAR ENDED OCTOBER 31,
                                                                       -----------------------------------------------------------
                                                                                   1996                           1997
                                                                       ----------------------------   ----------------------------
                                                                           SHARES          AMOUNT         SHARES          AMOUNT
                                                                       ------------   -------------   ------------   -------------
CLASS A
   Shares sold ......................................................    10,344,259    $405,197,459     12,607,009    $533,787,513
   Shares issued to shareholders in reinvestment of distributions ...            --              --         91,549       3,727,865
                                                                       ------------   -------------   ------------   -------------
                                                                         10,344,259     405,197,459     12,698,558     537,515,378
   Less shares repurchased ..........................................    (9,972,552)   (391,886,133)   (13,805,154)   (590,533,419)
                                                                       ------------   -------------   ------------   -------------
   Net increase (decrease) ..........................................       371,707     $13,311,326     (1,106,596)   ($53,018,041)
                                                                       ============   =============   ============   =============
CLASS B
   Shares sold ......................................................     8,954,690    $337,367,675      6,905,565    $276,160,925
   Shares issued to shareholders in reinvestment of distributions ...            --              --        171,328       6,664,519
                                                                       ------------   -------------   ------------   -------------
                                                                          8,954,690     337,367,675      7,076,893     282,825,444
   Less shares repurchased ..........................................    (8,730,155)   (331,938,601)    (8,532,585)
                                                                       ------------   -------------   ------------   -------------
   Net increase (decrease) ..........................................       224,535      $5,429,074     (1,455,692)   ($62,754,102)
                                                                       ============   =============   ============   =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous year. The difference reflects earnings less expenses, any investment gains and losses, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                               ----------------------------------------------------------
                                                                 1993        1994          1995(1)     1996        1997
                                                               --------    --------      --------    --------    --------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................    $20.60      $25.89        $26.82      $36.09      $40.88
                                                               --------    --------      --------    --------    --------
  Net Investment Loss(2) ....................................     (0.16)      (0.18)        (0.25)      (0.34)      (0.25)
  Net Realized and Unrealized Gain on Investments ...........      5.45        1.11          9.52        5.13        9.62
                                                               --------    --------      --------    --------    --------
   Total from Investment Operations .........................      5.29        0.93          9.27        4.79        9.37
                                                               --------    --------      --------    --------    --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold ..        --          --            --          --       (0.85)
                                                               --------    --------      --------    --------    --------
  Net Asset Value, End of Period ............................    $25.89      $26.82        $36.09      $40.88      $49.40
                                                               ========    ========      ========    ========    ========
  Total Investment Return at Net Asset Value(3) .............     25.68%       3.59%        34.56%      13.27%      23.35%

Ratios and Supplemental Data
  Net Assets, End of Period (000s Omitted) ..................   $81,263    $131,053      $179,481    $218,497    $209,384
  Ratio of Expenses to Average Net Assets ...................      1.40%       1.44%         1.38%       1.32%       1.29%(5)
  Ratio of Net Investment Loss to Average Net Assets ........     (0.70%)     (0.71%)       (0.83%)     (0.86%)     (0.57%)
  Portfolio Turnover Rate ...................................        29%         25%           23%         44%         96%
  Average Broker Commission Rate(4) .........................       N/A         N/A           N/A     $0.0669     $0.0694

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: income, expenses, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

Financial Highlights (continued)

--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                               ----------------------------------------------------------
                                                                 1993        1994          1995(1)     1996        1997
                                                               --------    --------      --------    --------    --------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................    $20.34      $25.33        $26.04      $34.79      $39.13
                                                               --------    --------      --------    --------    --------
  Net Investment Loss(2) ....................................     (0.36)      (0.36)        (0.45)      (0.60)      (0.54)
  Net Realized and Unrealized Gain on Investments ...........      5.35        1.07          9.20        4.94        9.15
                                                               --------    --------      --------    --------    --------
   Total from Investment Operations .........................      4.99        0.71          8.75        4.34        8.61
                                                               --------    --------      --------    --------    --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold ..        --          --            --          --       (0.85)
                                                               --------    --------      --------    --------    --------
  Net Asset Value, End of Period ............................    $25.33      $26.04        $34.79      $39.13      $46.89
                                                               ========    ========      ========    ========    ========
  Total Investment Return at Net Asset Value(3) .............     24.53%       2.80%        33.60%      12.48%      22.44%

Ratios and Supplemental Data
  Net Assets, End of Period (000s Omitted) ..................  $219,484    $283,435      $393,478    $451,268    $472,594
  Ratio of Expenses to Average Net Assets ...................      2.28%       2.19%         2.11%       2.05%       2.02%(5)
  Ratio of Net Investment Loss to Average Net Assets ........     (1.58%)     (1.46%)       (1.55%)     (1.59%)     (1.30%)
  Portfolio Turnover Rate ...................................        29%         25%           23%         44%         96%
  Average Broker Commission Rate(4) .........................       N/A         N/A           N/A     $0.0669     $0.0694

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(4) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(5) Expense ratios do not include interest expense due to bank loans which amounted to less than $0.01 cents per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

Schedule of Investments
October 31, 1997

--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Emerging Growth Fund on October 31, 1997. It's divided into four main categories: common stocks, preferred stock, unit and short-term investments. Common stocks, preferred stocks and units are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES    VALUE
-------------------                                ----------------    -----

COMMON STOCKS
Advertising (1.45%)
   CKS Group, Inc.* ..............................       37,800       $1,370,250
   Lamar Advertising Co.* ........................      137,000        4,640,875
   Universal Outdoor Holdings, Inc.* .............       92,100        3,891,225
                                                                     -----------
                                                                       9,902,350
                                                                     -----------
Aerospace (0.47%)
   AAR Corp. .....................................       89,800        3,215,962
                                                                     -----------
Automobile / Trucks (0.49%)
   Budget Group, Inc. (Class A)*  ................       94,900        3,321,500
                                                                     -----------
Beverages (1.39%)
   Beringer Wine Estates Holdings, Inc.
     (Class B)* ..................................       34,900        1,081,900
   Mondavi (Robert) Corp. (Class A)* .............      105,400        5,355,637
   Scheid Vineyards Inc. (Class A)* ..............      290,400        3,049,200
                                                                     -----------
                                                                       9,486,737
                                                                     -----------
Broker Services (0.92%)
   Donaldson, Lufkin & Jenrette, Inc. ............       18,900        1,327,725
   Interra Financial, Inc. .......................       30,000        1,653,750
   Raymond James Financial, Inc. .................      110,725        3,321,750
                                                                     -----------
                                                                       6,303,225
                                                                     -----------
Building (0.68%)
   Royal Group Technologies Ltd.
     (Canada)* ...................................      160,600        4,075,225
   UNIFAB International, Inc.* ...................       17,200          550,400
                                                                     -----------
                                                                       4,625,625
                                                                     -----------
Business Services - Misc (3.88%)
   Abacus Direct Corp.* ..........................       56,700        2,083,725
   Billing Information Concepts Corp.* ...........       60,000        2,355,000
   Caribiner International, Inc.* ................       85,000        3,787,812
Business Services - Misc (continued)
   Coinstar, Inc.* ...............................      351,500       $3,536,969
   Hagler Bailly, Inc.* ..........................      101,300        2,051,325
   Mac-Gray Corp.* ...............................       15,700          231,575
   Market Facts, Inc. ............................      117,500        2,379,375
   MAXIMUS, Inc.* ................................       51,700        1,447,600
   On Assignment, Inc.* ..........................      194,500        4,740,937
   ProBusiness Services, Inc.* ...................       72,100        1,442,000
   Registry, Inc. (The)* .........................       31,200        1,294,800
   Securacom, Inc.* ..............................      115,600        1,083,750
                                                                     -----------
                                                                      26,434,868
                                                                     -----------
Computers (11.67%)
   ACE COMM Corp.* ...............................      138,000        2,466,750
   Adaptec, Inc.* ................................       56,700        2,746,406
   Advent Software, Inc.* ........................       40,900        1,042,950
   Aris Corp.* ...................................        9,900          233,888
   Aspect Development, Inc.* .....................      111,200        5,198,600
   Baan Co., N.V. (Netherlands)*  ................       40,600        2,847,075
   BMC Software, Inc.* ...........................       50,000        3,018,750
   Box Hill Systems Corp.* .......................       28,000          434,000

   CBT Group PLC, American Depositary
     Receipts (ADR) (Ireland)* ...................       42,600        3,269,550
   Concord Communications, Inc.*  ................       26,000          461,500
   Dell Computer Corp.* ..........................       30,000        2,403,750
   Discreet Logic, Inc.* .........................      212,700        4,160,944
   E*TRADE Group, Inc.* ..........................      196,100        6,054,587
   Hyperion Software Corp.* ......................       75,600        2,882,250
   JDA Software Group, Inc.* .....................       23,600          737,500
   Logility, Inc.* ...............................        7,300          106,763
   National Computer Systems, Inc. ...............       37,500        1,425,000
   National Instruments Corp.* ...................       90,700        4,126,850
   Network Appliance, Inc.* ......................      142,400        7,155,600
   PeopleSoft, Inc.* .............................       53,500        3,363,812
   RADCOM Ltd.* ..................................       54,600          505,050
   SCM Microsystems, Inc.* .......................       44,200        1,027,650
   SEI Investments Co. ...........................       17,000          723,563
   SPR Inc.* .....................................       48,900          843,525
   Sterling Commerce, Inc.* ......................      101,323        3,362,657
   Sterling Software, Inc.* ......................       99,200        3,385,200
   Symantec Corp.* ...............................       25,000          546,875
   Transaction Systems Architects, Inc.
     (Class A)* ..................................       61,400        2,402,275

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES    VALUE
-------------------                                ----------------    -----

Computers (continued)
   Vantive Corp. (The)* ..........................       47,200       $1,191,800
   Visio Corp.* ..................................      160,600        5,972,312
   Whittman-Hart, Inc.* ..........................      129,500        3,755,500
   Xionics Document Technologies, Inc.* ..........      113,400        1,729,350
                                                                     -----------
                                                                      79,582,282
                                                                     -----------
Consumer Products Misc. (0.62%)
   Samsonite Corp.* ..............................       90,800        4,210,850
                                                                     -----------
Containers (0.26%)
   Ivex Packaging Corp.* .........................       83,900        1,772,388
                                                                     -----------
Electronics (9.78%)
   Aavid Thermal Technologies, Inc.* .............       76,800        2,284,800
   Aehr Test Systems* ............................       32,700          441,450
   Aeroflex, Inc.* ...............................      283,500        2,923,594
   ANADIGICS, Inc.* ..............................       54,800        2,027,600
   Aseco Corp * ..................................       47,300          626,725
   Atmel Corp.* ..................................       60,600        1,568,025
   ATMI, Inc.* ...................................      160,600        4,316,125
   Berg Electronics Corp.* .......................      160,700        3,756,362
   Credence Systems Corp.* .......................       47,000        1,386,500
   Electroglas, Inc.* ............................      200,000        3,800,000
   FARO Technologies, Inc.* ......................      151,200        2,060,100
   Integrated Circuit Systems, Inc.* .............       92,200        3,157,850
   KLA-Tencor Corp.* .............................       50,000        2,196,875
   Lam Research Corp.* ...........................       40,000        1,445,000
   Level One Communications, Inc.* ...............      160,150        7,206,750
   Maxim Intergrated Products, Inc.* .............       44,800        2,968,000
   Metromedia Fiber Network, Inc.
     (Class A)* ..................................       27,000          648,000
   Micrel, Inc.* .................................       70,900        2,543,538
   PRI Automation, Inc.* .........................       85,800        3,281,850
   Sawtek, Inc.* .................................      124,500        4,233,000
   SeaMED Corp.* .................................      142,500        2,333,438
   Semtech Corp.* ................................      106,800        4,972,875
   Teradyne, Inc.* ...............................       65,456        2,450,509
   Unitrode Corp.* ...............................      151,200        4,054,050
                                                                     -----------
                                                                      66,683,016
                                                                     -----------

Energy (0.05%)
   TransCoastal Marine Services, Inc.* ...........       14,800          368,150
                                                                     -----------
Finance (2.77%)
   Franklin Resources, Inc. ......................       48,000        4,314,000
   Medallion Financial Corp. .....................      288,200        6,052,200
   Pre-Paid Legal Services, Inc.* ................      153,800        4,652,450
   Price (T. Rowe) Associates, Inc. ..............       58,600        3,882,250
                                                                     -----------
                                                                      18,900,900
                                                                     -----------
Food (1.57%)
   American Italian Pasta Co. (Class A)* .........       11,900         $249,900
   Fine Host Corp.* ..............................      151,200        4,233,600
   Morningstar Group, Inc.* ......................      146,400        6,258,600
                                                                     -----------
                                                                      10,742,100
                                                                     -----------
Funeral Services & Related (0.19%)
   Rock of Ages Corp. (Class A)*  ................       66,900        1,271,100
                                                                     -----------
Insurance (5.23%)
   Ace, Ltd. (Bermuda) ...........................       37,800        3,513,037
   Capital Re Corp. ..............................       75,600        4,455,675
   CMAC Investment Corp. .........................       94,500        5,167,969
   Everest Reinsurance Holdings, Inc. ............       30,700        1,155,088
   EXEL Ltd. (Bermuda) ...........................       48,200        2,913,088
   Healthcare Recoveries, Inc.* ..................      176,700        3,268,950
   Horace Mann Educators Corp. ...................       70,900        3,988,125
   Mid Ocean Ltd. (Bermuda) ......................        3,800          246,525
   Philadelphia Consolidated
     Holding Corp.* ..............................       99,200        3,658,000
 RenaissanceRe Holdings Ltd.
     (Bermuda) ...................................        3,589          156,122
   Transatlantic Holdings, Inc. ..................       24,100        1,667,419
   Vesta Insurance Group, Inc. ...................       23,600        1,371,750
   Western National Corp. ........................      141,700        4,082,731
                                                                     -----------
                                                                      35,644,479
                                                                     -----------
Lasers - Systems / Components (0.26%)
   General Scanning, Inc.* .......................       68,900        1,778,481
                                                                     -----------
Leasing Companies (0.54%)
   Rollins Truck Leasing Corp. ...................      219,700        3,652,512
                                                                     -----------
Leisure (3.49%)
   Ballantyne of Omaha, Inc.* ....................      281,200        4,710,100
   Cinar Films, Inc. (Class B) (Canada)* .........      127,900        4,972,112
   Premier Parks, Inc.* ..........................      104,900        4,196,000
   Silicon Gaming, Inc.* .........................      178,700        2,993,225
   Silverleaf Resorts, Inc.* .....................      165,300        3,595,275
   Travel Services International, Inc.* ..........      112,000        2,506,000
   Vari-Lite International, Inc.* ................       67,500          805,781
                                                                     -----------
                                                                      23,778,493
                                                                     -----------
Machinery (0.87%)
   Gardner Denver Machinery, Inc.* ...............      156,000        5,596,500
   Innovative Valve Technologies, Inc.* ..........       20,300          355,250
                                                                     -----------
                                                                       5,951,750
                                                                     -----------
Manufacturing (0.58%)
   Aztec Manufacturing Co. .......................      217,400        3,926,787
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES    VALUE
-------------------                                ----------------    -----

Media (4.65%)
   American Radio Systems Corp.*  ................       72,720       $3,545,100
   Central Newspapers, Inc. (Class A) ............       52,800        3,468,300
   Clear Channel Communications, Inc.* ...........       47,600        3,141,600
   CMP Media, Inc. (Class A)* ....................      175,300        3,243,050
   Cox Radio, Inc. (Class A)* ....................      113,400        3,862,687
   Harte-Hanks Communications, Inc. ..............       70,900        2,463,775
   Heftel Broadcasting Corp. (Class A)* ..........      100,500        6,683,250
   Network Event Theater, Inc.* ..................      685,200        3,511,650
   Petersen Cos., Inc. (The) (Class A)* ..........       10,400          205,400
   Univision Communications, Inc. ................
     (Class A)* ..................................       26,100        1,618,200
                                                                     -----------
                                                                      31,743,012
                                                                     -----------
Medical (7.36%)
   Affymetrix, Inc.* .............................       28,300        1,036,488
   American Healthcorp, Inc.* ....................       38,100          400,050
   AmeriPath, Inc.* ..............................       14,900          245,850
   Andrx Corp.* ..................................       38,300        1,474,550
   ESC Medical Systems Ltd. (Israel)* ............       66,100        2,594,425
   Health Care & Retirement Corp.* ...............       80,950        3,060,922
   Health Management Associates, Inc. ............
     (Class A)* ..................................       54,952        1,339,455
   IDEC Pharmaceuticals Corp.* ...................       43,300        1,650,813
   Incyte Pharmaceuticals, Inc.*  ................       47,300        3,807,650
   Integrated Health Services, Inc. ..............       30,191          958,571
   Kos Pharmaceuticals, Inc.* ....................      111,000        3,968,250
   Mentor Corp. ..................................       38,800        1,413,775
   MiniMed, Inc.* ................................      104,000        4,056,000
   Monarch Dental Corp.* .........................       91,500        1,658,438
   Ocular Sciences, Inc.* ........................       75,600        1,663,200
   PAREXEL International Corp.* ..................       33,600        1,213,800
   PathoGenesis Corp.* ...........................       96,500        3,474,000
   Perclose, Inc.* ...............................      147,000        3,601,500
   Protein Design Labs, Inc.* ....................      104,200        5,196,975
   SONUS Pharmaceuticals, Inc.* ..................      108,700        4,137,394
   Wesley Jessen VisionCare, Inc.* ...............      110,000        3,217,500
                                                                     -----------
                                                                      50,169,606
                                                                     -----------
Metal (1.44%)
   Maverick Tube Corp.* ..........................      179,500        6,327,375
   NCI Building Systems, Inc.* ...................       14,200          517,413
   Prudential Steel Ltd. (Canada) ................       70,900        2,968,902
                                                                     -----------
                                                                       9,813,690
                                                                     -----------
Office (0.66%)
   Shelby Williams Industries, Inc. ..............      274,400        4,510,450
                                                                     -----------
Oil & Gas (8.13%)
   Brown (Tom) Inc.* .............................      141,000       $3,489,750
   Camco International, Inc. .....................       18,900        1,365,525
   Cross Timbers Oil Co. .........................       38,400        1,024,800
   Dawson Production Services, Inc.* .............      165,400        4,010,950
   Dril-Quip, Inc.* ..............................        3,900          139,913
   Eagle Geophysical, Inc.* ......................       49,200          861,000
   ENSCO International, Inc.* ....................       41,600        1,749,800
   EVI, Inc.* ....................................       85,000        5,455,937
   Falcon Drilling Co., Inc.* ....................      167,200        6,081,900
   J. Ray McDermott, S.A.* .......................       56,700        2,345,963
   Key Energy Group, Inc.* .......................      147,000        4,612,125
   National-Oilwell, Inc.* .......................       94,500        7,235,156
   Oceaneering International, Inc.* ..............       21,700          538,431
   Precision Drilling Corp. (Canada)* ............      141,700        4,357,275
   Smith International, Inc.* ....................       47,200        3,599,000
   Snyder Oil Corp. ..............................       18,000          398,250
   Stone Energy Corp.* ...........................      108,700        3,627,862
   Tuboscope Inc.* ...............................       94,500        3,000,375
   Vintage Petroleum, Inc. .......................       67,100        1,534,913
                                                                     -----------
                                                                      55,428,925
                                                                     -----------

Pollution Control (4.94%)
   American Disposal Services, Inc.* .............      126,400        4,455,600
   Eastern Environmental Services, Inc.* .........      164,000        4,182,000
   ITEQ, Inc.* ...................................      415,800        5,197,500
   Newpark Resources, Inc.* ......................      160,600        6,664,900
   Philip Services Corp. (Canada)* ...............      466,400        8,162,000
   Superior Services, Inc.* ......................      151,200        4,044,600
   US Filter Corp.* ..............................       24,750          993,094
                                                                     -----------
                                                                      33,699,694
                                                                     -----------
Printing - Commercial (0.75%)
   Mail-Well, Inc.* ..............................      148,800        5,152,200
                                                                     -----------
Real Estate Investment Trust (3.53%)
   Arden Realty Group, Inc. ......................      120,400        3,672,200
   Beacon Properties Corp. .......................       99,300        4,183,012
   Cali Realty Corp. .............................       85,100        3,446,550
   Crescent Real Estate Equities Co. .............      114,000        4,104,000
   Glenborough Realty Trust, Inc. ................      195,100        4,999,437
   Starwood Lodging Trust ........................       61,400        3,672,487
                                                                     -----------
                                                                      24,077,686
                                                                     -----------
Retail (12.18%)
   99 Cents Only Stores* .........................      137,000        5,146,062
   Arbor Drugs, Inc. .............................      187,500        5,015,625
   Big Dog Holdings, Inc.* .......................       48,000          678,000
   Borders Group, Inc.* ..........................       94,500        2,451,094

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

================================================================================

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES    VALUE
-------------------                                ----------------    -----

Retail (continued)
   CKE Restaurants, Inc. .........................      115,800       $4,624,762
   Concepts Direct, Inc.* ........................      178,500        3,123,750
   Consolidated Stores Corp.* ....................       35,500        1,415,563
   Cost Plus, Inc.* ..............................      144,800        3,927,700
   CVS Corp. .....................................       46,662        2,860,964
   Dominick's Supermarkets, Inc.* ................      146,500        5,347,250
   Ethan Allen Interiors, Inc. ...................       77,500        2,746,406
   Famous Dave's of America, Inc.* ...............      189,000        3,283,875
   Furniture Brands International, Inc.* .........      174,800        2,927,900
   Hibbett Sporting Goods, Inc.*  ................      166,300        4,614,825
   Il Fornaio (America) Corp.* ...................       58,900          784,106
   Linens `N Things, Inc.* .......................      127,500        4,582,031
   Peapod, Inc.* .................................      172,400        1,637,800
   Proffitt's, Inc.* .............................      155,600        4,463,775
   Quality Food Centers, Inc.* ...................       76,100        3,624,262
   Rainforest Cafe, Inc.* ........................      112,200        3,828,825
   Stage Stores, Inc.* ...........................      160,700        5,865,550
   Staples, Inc.* ................................       76,500        2,008,125
   Starbucks Corp.* ..............................       80,300        2,649,900
   Supersol Ltd. (ADR) (Israel)*  ................      106,400        1,569,400
   Tiffany & Co. .................................       68,000        2,686,000
   Track `n Trail Inc.* ..........................       49,000          490,000
   U.S.A. Floral Products, Inc.*  ................       32,300          565,250
   White Cap Industries, Inc.* ...................        7,800          148,200
                                                                     -----------
                                                                      83,067,000
                                                                     -----------
Schools / Education (0.64%)
   EduTrek International, Inc. (Class A)* ........       25,200          617,400
   ITI Education Corp. (Canada)*  ................      300,000        2,118,570
   Strayer Education, Inc. .......................       34,500        1,647,375
                                                                     -----------
                                                                       4,383,345
                                                                     -----------
Steel (0.74%)
   Lone Star Technologies, Inc.*  ................      132,300        5,052,206
                                                                     -----------
Telecommunications (3.72%)
   Comverse Technology, Inc.* ....................       99,800        4,116,750
   Innova Corp.* .................................       61,500        1,322,250
   ITC DeltaCom, Inc.* ...........................        5,200          100,100
   MRV Communications, Inc.* .....................      167,600        4,902,300
   NEXTLINK Communications, Inc. .................
     (Class A)* ..................................       16,100          364,263
   PairGain Technologies, Inc.* ..................       68,600        1,937,950
   REMEC, Inc.* ..................................      186,600        4,734,975
   Tel-Save Holdings, Inc.* ......................      189,000        4,063,500
Telecommunications (continued)
   Tellabs, Inc.* ................................       50,000       $2,700,000
   USLD Communications Corp.* ....................       56,700        1,123,369
                                                                     -----------
                                                                      25,365,457
                                                                     -----------
Textile (1.22%)
   Culp, Inc. ....................................      179,000        3,401,000
   Cutter & Buck, Inc.* ..........................      185,200        3,310,450
   Tefron Ltd. (Israel)* .........................       85,100        1,632,856
                                                                     -----------
                                                                       8,344,306
                                                                     -----------
Transport (1.08%)
   ASA Holdings, Inc. ............................       61,500        1,714,313
   C.H. Robinson Worldwide, Inc.* ................       13,100          288,200
   Carey International, Inc.* ....................       71,600        1,074,000
   Eagle USA Airfreight, Inc.* ...................       75,600        2,286,900
   Jevic Transportation, Inc.* ...................       99,600        1,767,900
   Simon Transportation Services Inc.* ...........       10,400          231,400
                                                                     -----------


                                                                       7,362,713
                                                                     -----------
                               TOTAL COMMON STOCKS
                               (Cost $438,219,561)       (98.20%)    669,723,845
                                                        -------      -----------
PREFERRED STOCK
Oil & Gas (0.19%)
   Cross Timbers Oil Co., Ser A ..................       34,400        1,337,300
                                                                     -----------
                             TOTAL PREFERRED STOCK
                                   (Cost $605,740)        (0.19%)      1,337,300
                                                        -------      -----------
UNIT
Real Estate Investment Trust (0.32%)
   Hanover Capital Mortgage
     Holdings, Inc.* .............................      122,900        2,166,113
                                                                     -----------
                                        TOTAL UNIT
                                 (Cost $1,929,772)        (0.32%)      2,166,113
                                                        -------      -----------
                              TOTAL COMMON STOCKS,
                          PREFERRED STOCK AND UNIT
                               (Cost $440,755,073)       (98.71%)   $673,227,258
                                                        -------     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

                                           INTEREST     PAR VALUE       MARKET
ISSUER, DESCRIPTION                          RATE     (000s OMITTED)     VALUE

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.23%)
   Investment in a joint repurchase
     agreement transaction with
     Aubrey Lanston & Co. -
     Dated 10-31-97, Due 11-03-97
     (Secured by U.S. Treasury Notes,
     5.00% thru 9.25% Due 02-28-98
     thru 04-30-02) - Note A ............   5.68%        $8,368       $8,368,000
                                                                    ------------
Corporate Savings Account (0.00%)
   Investors Bank and Trust Company
     Daily Interest Savings Account
     Current Rate 4.95% ..........................                           316
                                                                    ------------
                     TOTAL SHORT-TERM INVESTMENTS         (1.23%)      8,368,316
                                                        -------     ------------
                                TOTAL INVESTMENTS        (99.94%)   $681,595,574
                                                        =======     ============

* Non-income producing security

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Emerging Growth Fund (the "Fund") and John Hancock Global Technology Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek long-term growth of capital through investing in emerging companies (market capitalization of less than $1 billion).

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

================================================================================

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Advisor in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The maximum loan balance during the period outstanding amounted to $45,265,000. The interest rate was in the range of 5.97% thru 6.19%. At October 31,1997, there were no outstanding borrowings.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.75% of Fund's average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $403,208. Out of this amount, $62,078 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $272,460 was paid as sales commissions to unrelated broker-dealers and $68,670 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidairies, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $1,012,775.

================================================================================

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Emerging Growth Fund

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997, the Fund's deferred compensation had an unrealized appreciation of $4,066.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1997, aggregated $620,207,302 and $764,685,074, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1997.

   The cost of investments owned at October 31, 1997 (including the joint repurchase agreement) for federal income tax purposes was $449,007,453. Gross unrealized appreciation and depreciation of investments aggregated $245,615,035 and $13,027,230, respectively, resulting in net unrealized appreciation of $232,587,805.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $84,220,435, a decrease in accumulated net investment loss of $7,189,983 and an increase in capital paid-in of $77,030,452. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and capital gains in the computation of distributable income under federal tax rules versus generally accepted accounting principles and the use of tax equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                    John Hancock Funds - Emerging Growth Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS To the Board of Trustees and Shareholders of John Hancock Series Trust -- John Hancock Emerging Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Emerging Growth Fund (the "Fund"), one of the portfolios constituting John Hancock Series Trust, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers, and other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Emerging Growth Fund portfolio of John Hancock Series Trust at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                             /s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 1997


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1997.

   The Fund designated $98,169,498 as a capital gain dividend. All of this amount is subject to the 28% tax rate. Shareholders will receive a 1997 U.S. Treasury Department Form 1099-DIV in January of 1998 representing their proportionate share.

   None of the distributions qualify for the dividends received deduction available to corporations.

================================================================================

                                      NOTES

                    John Hancock Funds - Emerging Growth Fund

================================================================================

                                      NOTES

                    John Hancock Funds - Emerging Growth Fund

================================================================================

                                      NOTES

                    John Hancock Funds - Emerging Growth Fund

================================================================================
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   This report is for the information of shareholders of the John Hancock
Emerging Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO]   Printed on Recycled Paper.                          6000A 10/97
                                                                           12/97